EXHIBIT V

                     			      EMPLOYMENT AGREEMENT

       	THIS EMPLOYMENT AGREEMENT is made and entered into as of 3 June 1999, by and between VSE Corporation, a Delaware corporation ("Employer"), and James M. Knowlton ("Employee");

       	WHEREAS, Employee currently is employed by Employer as president and chief operating officer;

       	WHEREAS, Employee has rendered many years of good and valuable service to the Employer and has contributed greatly to Employer' s growth and success;

       	WHEREAS, the parties desire to update the Employment Agreement dated 10 December 1997 to reflect Employee's current position and responsibilities;

       	WHEREAS, Employer wishes to induce Employee to remain in Employer's employ to prevent the significant loss which Employer would incur if Employee were to leave and to enter the employment of a competitor;

       	WHEREAS, in the current business climate of takeovers and acquisitions, Employee may be concerned about the continuation of his employment and his status and responsibilities if a Change in Control (as defined below) occurs, and Employer is concerned that Employee may be approached by others with employment opportunities;

       	WHEREAS, Employer desires to ensure that, if a Change in Control appears possible, Employee will be in a secure position from which to objectively engage in any potential deliberations or negotiations respecting such Change in Control without fear of any direct or implied threat to employment, status and responsibilities; and

       	WHEREAS, Employee desires to have the foregoing assurances;

       	NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, Employer and Employee, each intending to be legally bound, agree as follows:

       	1.      Term.   The term of Employee's employment hereunder shall
              		commence on the date hereof and shall continue until
              		January 1, 2001, except as otherwise provided in Section 7. If
              		the term of Employee's employment hereunder shall have continued
              		until January 1, 2001, thereafter, such term of Employee's
              		employment hereunder shall be deemed to be renewed
              		automatically, on the same terms and conditions contained
              		herein, for successive periods of one year each, unless and
              		until Employee, at least 90 days prior to the expiration of the
              		original term or any such extended term, shall give written
              		notice to the Employer of intent not to renew the term of
              		Employee's employment hereunder.  All references herein to the
              		"Term" refer to the original term of Employee's employment
              		hereunder and all extensions thereof.

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       	2.      Duties

              		(a)     Offices

                     			During the Term, Employee shall serve as Employer's
                     			president and chief operating officer, and the Board
		                     	shall renominate Employee as a director of Employer,
                     			reappoint Employee as Employer's president and chief
                     			operating officer, and Employee shall perform the duties
                     			of those positions, as assigned to him by the chairman.
                     			Employer agrees that Employee will be assigned only
                     			duties of the type, nature and dignity normally assigned
                     			to the chief operating officer of a corporation of the
                     			size, stature and nature of Employer.  During the Term,
                     			Employee shall have, at a minimum, the same perquisites
                     			of office as he had on the date hereof, and he shall
                     			report to the chairman and chief executive officer.

              		(b)     Full-Time Basis

                     			During the Term, Employee shall devote, on a full-time
                     			basis, his services, skills and abilities to his employ-
                     			ment hereunder, excepting periods of vacation, illness
                     			or Disability (as defined below), and excepting any
                     			pursuits which do not materially interfere with duties
                     			hereunder or present a conflict of interest with the
                     			interests of Employer or of any subsidiary thereof
                     			("Subsidiary").

       	3.      Compensation

              		(a)     Salary

                     			During the Term, as compensation for services rendered
                     			by Employee hereunder, Employer shall pay to Employee a
                     			base salary at the rate of not less than his current
                     			annual rate, payable in installments in accordance with
                     			Employer's policy governing salary payments to senior
                     			officers generally ("Base Salary"). Effective January 1
                     			of every year during the Term, Employee's compensation,
                     			including Base Salary, will be subject to the Board's
                     			review, provided that, the Base Salary shall not be
                     			less than the current annual rate.

              		(b)     Performance Bonus

                     			Except as otherwise provided in Section 7, in addition
                     			to the Base Salary, Employee shall be eligible for an
                     			annual performance bonus as determined by the Board or
                     			its Compensation Committee ("Performance Bonus"). Any
	                     		Performance Bonus payable pursuant to this Section 3(b)
                     			shall be paid within 30 days after the end of the fiscal
                     			period to which such Performance Bonus relates.

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              		(c)     Other Compensation Plans or Arrangements

                     			During the Term, Employee shall also be eligible to
                     			participate in all other currently existing or
                     			subsequently implemented compensation or benefit
                     			plans or arrangements available generally to other
                     			officers or senior officers of Employer, including
                     			Employer's "Deferred Supplemental Compensation Plan,"
                    			 ESOP/401(k), and any stock grant, stock option, stock
                        purchase or similar stock plans or arrangements.

              		(d)     Tax Withholdings

                     			Employer shall withhold from Employee's compensation
                     			hereunder and pay over to the appropriate governmental
                     			agencies all payroll taxes, including income, social
                     			security, and unemployment compensation taxes, required
                     			by the federal, state and local governments with
                     			jurisdiction over Employer.

       	4.      Benefits.  During the Term, Employee shall be entitled to such
              		comparable fringe benefits and perquisites as may be provided
              		to any or all of Employer's senior officers pursuant to policies
              		established from time to time by the Board. These fringe
              		benefits and perquisites shall include holidays, group health
              		insurance, short-term and long-term disability insurance, and
              		life insurance, vehicle allowances, and supplemental executive
               	health care benefits.  Also, during the Term, Employee shall be
              		entitled to 30 days paid leave per annum and to accrue unused
              		leave from year to year and to be reimbursed for the costs of
              		physical examinations up to $1,000 per annum.

       	5.      Expenses and Other Perquisites. Employer shall reimburse
              		Employee for all reasonable and proper business expenses
              		incurred by him during the Term in the performance of his
              		duties hereunder, in accordance with Employer's customary
              		practices for senior officers, and provided such business
              		expenses are reasonably documented. Also, during the Term,
              		Employer shall continue to provide Employee with an office
              		and suitable office fixtures, telephone services, and
              		secretarial assistance of a nature appropriate to Employee's
              		position and status.

       	6.      Exclusive Services, Confidential Information, Business
              		Opportunities and Non-Solicitation

              		(a)     Exclusive Services

                     			(i)     During the Term, Employee shall at all times
                            				devote his full-time attention, energies,
                            				efforts and skills to Employer's business and
                            				shall not, directly or indirectly, engage in
                            				any other business activity, whether or not for
                            				profit, gain or other pecuniary advantages,
                            				without the Board's written consent provided
                            				that such prior consent shall not be required
                            				with respect to (1) business interests that
                            				neither compete with Employer or any
                            				Subsidiaries nor interfere with Employee's
                            				duties and obligations hereunder, and
                             			(2) Employee's charitable, eleemosynary,
                            				philanthropic or professional association
                            				activities.

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                      		(ii)    During the Term, Employee shall not, without the
                            				Board's prior written consent, directly or
                            				indirectly, either as an officer, director,
                            				employee, agent, advisor, consultant, principal,
                            				stockholder, partner, owner or in any other
                            				capacity, on Employee's own behalf or otherwise,
                            				in any way engage in, represent, be connected
                            				with or have a financial interest in, any
                            				business which is, or to his knowledge, is about
                            				to become, engaged in the business of providing
                            				engineering, management, energy or environmental
                            				services to the United States Government or any
                            				department, agency, or instrumentality thereof
                            				or any state or local governmental agency or to
                            				any person, corporation or other entity
                            				(collectively a "Person") with which Employer or
                             			any Subsidiary is currently or has previously
                             			done business or any subsequent line of business
                            				developed by Employee or any Subsidiary during
                            				the term.  Notwithstanding the foregoing,
                             			Employee shall be permitted to own passive
                            				investments in publicly held companies provided
                            				that such investments do not exceed five percent
                            				of any such company's outstanding equity.

              		(b)     Confidential Information

                     			During the Term and for the first 24 consecutive months
                     			after the termination of the Term, Employee shall not
                     			disclose or use, directly or indirectly, any
                     			Confidential Information (as defined below). For the
                     			purposes of this Agreement, "Confidential Information"
                     			shall mean all information disclosed to Employee, or
                     			known by him as a consequence of or through his
                     			employment with Employer or any Subsidiary, where such
                     			information is not generally known in the trade or
                     			industry or was regarded or treated as confidential by
                     			Employer or any Subsidiary, and where such information
                     			refers or relates in any manner whatsoever to the
                     			business activities, processes, services or products of
                     			Employer or its Subsidiaries.  Confidential Information
                     			shall include business and development plans (whether
                     			contemplated, initiated or completed), information with
                     			respect to the development of technical and management
                     			services, business contacts, methods of operation,
                     			results of analysis, business forecasts, financial data,
                     			costs, revenues, and similar information. Upon
                     			termination of Term, Employee shall immediately return
                     			to Employer all of property of Employer or any
                     			Subsidiary and Confidential Information which is in
                     			tangible form, and all copies thereof.

	              	(c)     Business Opportunities

	                     		(i)     During the Term, Employee shall promptly
                            				disclose to Employer each business opportunity
                            				of a type which, based upon its prospects and
                            				relationship to the existing businesses of
                            				Employer or any Subsidiary, Employer or any
                            				Subsidiary might reasonably consider pursuing.

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                            				Upon termination of the Term, regardless of the
                            				circumstances thereof, Employer shall have the
                            				exclusive right to participate in or undertake
                            				any such opportunity on its own behalf without
                            				any involvement of Employee.

                     			(ii)    During the Term, Employee shall refrain from
                            				engaging in any activity, practice or act which
                            				conflicts with, or has the potential to conflict
                            				with, the interests of Employer or its
                            				Subsidiaries, and he shall avoid any acts or
                            				omissions which are disloyal to, or competitive
                            				with Employer or its Subsidiaries.

              		(d)     Non-Solicitation of Employees

                     			During the Term and for the first 24 consecutive months
                     			after termination of the Term, Employee shall not,
                     			except in the course of duties hereunder, directly or
                     			indirectly, induce or attempt to induce or otherwise
                     			counsel, advise, ask or encourage any person to leave
                     			the employ of Employer or any Subsidiary, or solicit or
                     			offer employment to any person who was employed by
                     			Employer or any Subsidiary at any time during the
                     			twelve-month period preceding the solicitation or offer.

              		(e)     Covenant Not To Compete

                     			(i)     If Employee voluntarily terminates the Term, or
                            				if Employer terminates the Term for Cause (as
                            				defined below), Employee shall not, during the
                            				first 24 consecutive months following such
                            				termination, engage in competition with Employer
                            				or any Subsidiary, or solicit, from any person
                            				or entity who purchased any then existing
                            				product or service from Employer or any
                            				Subsidiary during his employment hereunder,
                            				the purchase of any then existing product or
                            				service in competition with then existing
                            				products or services of Employer or any
                            				Subsidiary.

                     			(ii)    For purposes of this Agreement, Employee shall
                            				be deemed to engage in competition with Employer
                            				if he shall directly or indirectly, either
                            				individually or as a stockholder, director,
                            				officer, partner, consultant, owner, employee,
                            				agent, or in any other capacity, consult with or
                            				otherwise assist any person or entity engaged in
                            				providing technical and management services to
                            				any person or entity which Employer or any
                            				Subsidiary, during the Term, has developed or is
                            				working to develop.  Notwithstanding anything
                            				herein to the contrary, if Employer is in
                            				material breach of this Agreement, the
                            				provisions of this Section 6 shall not apply.

              		(f)     Employee Acknowledgment

                     			Employee hereby agrees and acknowledges that the
                     			restrictions imposed upon by the provisions of this
                     			Section 6 are fair and reasonable considering the

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                     			nature of Employer's business, and are reasonably
                     			required for Employer's protection.

              		(g)     Invalidity

                     			If a court of competent jurisdiction or an arbitrator
                     			shall declare any provision or restriction contained in
                     			this Section 6 as unenforceable or void, the provisions
                     			of this Section 6 shall remain in full force and effect
                     			to the extent not so declared to be unenforceable or
                     			void, and the court may modify the invalid provision to
                     			make it enforceable to the maximum extent permitted by
                     			law.

              		(h)     Specific Performance

                     			Employee agrees that if Employee breaches any of the
                     			provisions of this Section 6, the remedies available at
                     			law to Employer would be inadequate and in lieu thereof,
                     			or in addition thereto, Employer shall be entitled to
                     			appropriate equitable remedies, including specific
                     			performance and injunctive relief.  Employee agrees not
                     			to enter into any agreement, either written or oral,
                     			which may conflict with this Agreement, and Employee
                     			authorizes Employer to make known the terms of
                     			Sections 6 and 7 hereof to any Person, including future
                     			employers of Employee.

       	7. Termination

              		(a)     By Employer

                     			(i)     Termination for Cause

                            				Employer may for Cause (as defined below)
                            				terminate the Term at any time by written notice
                            				to Employee.  For purposes of this Agreement,
                            				the term "Cause" shall mean any one or more of
                            				the following:  (1) conduct by Employee which is
                            				materially illegal or fraudulent or contrary to
                            				Company policy; (2) the breach or violation by
                            				Employee of any of the material provisions of
                            				this Agreement, provided that Employee must
                            				first be given notice by the Chairman or the
                            				Board of the alleged breach or violation and 30
                            				days to cure said alleged breach or violation;
                           	 			(3) Employee's use of illegal drugs or abuse of
                           		 		alcohol or authorized drugs which impairs
                           			 	Employee's ability to perform duties hereunder,
                            				provided that Employee must be given notice by
                            				the Chairman or the Board of such impairment and
                            				60 days to cure the impairment; (4) Employee's
                            				knowing and willful neglect of duties or
                            				negligence in the performance of duties which
                            				materially affects Employer's or any
                            				Subsidiary's business, provided that Employee
                            				must first be given notice by the Chairman or
                            				the Board of such alleged neglect or negligence
                            				and 30 days to cure said alleged neglect or
                            				negligence. If a termination occurs pursuant to
                            				clause (1) above, the date on which the Term is
                            				terminated (the "Termination Date") shall be the

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                            				date Employee receives notice of termination
                                and, if a termination occurs pursuant to clauses
                                (2),	(3) or (4) above, the Termination Date
                                shall be	the date on which the specified cure
                                period	expires. In any event, as of the Termina-
                                tion	Date (in the absence of satisfying the
                                alleged	breach or violation within the
                                applicable cure	period), Employee shall be
                                relieved of all	duties hereunder and Employee
                                shall not be	entitled to the accrual or
                                provision of any	compensation or benefit, after
                                the Termination	Date but Employee shall be
                                entitled to the	provision of all compensation
                                and other benefits	that shall have accrued as
                                of the Termination	Date, including Base Salary,
                                Performance	Bonuses, paid leave benefits,
                                Deferred	Compensation Units, Deferred
                                Supplemental	Compensation to the extent
                                permitted by the	plans, and reimbursement of
                                incurred business	expenses.

                     			(ii)    Termination Without Cause

                            				Employer may, in its sole discretion, without
                            				Cause, terminate the Term at any time by
                            				providing Employee with (a) 60 days' prior
                            				notice thereof and (b) on or prior to the
                            				Termination Date, a lump sum severance
                             			compensation payment equal to one (1) times the
                            				total amount of Employee's Base Salary payable
                            				hereunder, based upon the amount in effect as of
                            				the effective Termination Date. In such event,
                            				Employee shall not be entitled to the accrual
                            				or provision of any other compensation or
                            				benefit after the Termination Date other than
                           	 			(a) the medical and hospitalization benefits for
                            				the first 18 months after the Termination Date
                             			or longer if permitted under Employer's policies
                            				and procedures; (b) the provision of all
                            				compensation and other benefits that shall have
                            				accrued as of the Termination Date, including
                            				Base Salary, Performance Bonus, paid leave
                            				benefits, Deferred Compensation Units, Deferred
                            				Supplemental Compensation and reimbursements of
                            				incurred expenses; and (c) all stock options or
                            				similar rights to acquire capital stock granted
                            				by Employer to Employee shall automatically
                            				become vested and exercisable in whole or in
                            				part.

              		(b)     Death or Disability

                     			The Term shall be terminated immediately and
                     			automatically upon Employee's death or
                     			"Disability." The term "Disability" shall mean
                     			Employee's inability to perform all of the essential
                     			functions of his position hereunder for a period of 26
                     			consecutive weeks or for an aggregate of 150 work days
                     			during any 12-month period by reason of illness,
                     			accident or any other physical or mental incapacity,
                     			as may be permitted by applicable law.  Employee's
                     			capability to continue performance of Employee's duties
                     			hereunder shall be determined by a panel composed of two
                     			independent medical doctors appointed by the Board and
                     			one appointed by the Employee or designated
                     			representative. If the panel is unable to reach a
                     			decision, the matter will be referred to arbitration in
                     			accordance with Section 8. In the event of Employee's

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                     			death or Disability for any period of six consecutive
                     			months, Employee (or designated beneficiary) will be
                     			paid his Base Salary then in effect for one full year
                     			following the date of death or disability.

              		(c)     By Employee

                    		 	(i)     Employee may, in his sole discretion, without
                            				cause, terminate the Term at any time upon 60
                            				days' written notice to Employer. If Employee
                            				exercises such termination right, Employer may,
                            				at its option, at any time after receiving such
                            				notice from Employee, relieve Employee of all
                            				duties and terminate the Term at any time prior
                            				to the expiration of said notice period. If
                            				the Term is terminated by Employee or Employer
                            				pursuant to this Section 7(c)(i), Employee shall
                            				not be entitled to any further Base Salary or
                            				the accrual or provision of any compensation
                            				or benefits after the Termination Date, except
                            				standard medical and hospitalization benefits in
                            				accordance with Employer's policy.

                     			(ii)    If, during the Term, a Change of Control (as
                            				defined below) occurs, Employee may, in his sole
                             			discretion, terminate the Term upon 30 days'
                            				notice to Employer.  If Employee exercises such
                            				termination right, Employer may, at its option,
                            				at any time after receiving such notice from
                            				Employee, relieve Employee of all duties
                            				hereunder and terminate the Term at any time
                            				prior to the expiration of said notice period.
                             			If this Agreement is terminated by Employee or
                            				Employer pursuant to this Section 7(c)(ii),
                            				Employee shall be entitled to (a) payment on
                            				or prior to the Termination Date of a lump sum
                            				severance compensation payment equal to two
                            				(2) times the total amount of Employee's Base
                            				Salary payable hereunder, based on the amount
                            				in effect as of the Termination Date;
                            				(b) continue the medical and hospitalization
                            				benefits in accordance with Employer's policy
                            				and to payment of all compensation and other
                            				benefits that shall have accrued as of the
                            				Termination Date, as described in Section
                            				7(a)(ii)(l); and (c) to the automatic vesting
                            				and exercisability in whole or in part of all
                            				stock options or similar rights to acquire
                            				capital stock granted by Employer to Employee;
                            				provided that Employee shall not be entitled,
                            				after the Termination Date to the accrual or
                            				provision of any other compensation payable
                            				hereunder, including the Performance Bonus.

              		(d)     Change of Control

                     			For purposes of this Section 7, a "Change of Control"
                     			shall be deemed to have occurred upon the happening of
                     			any of the following events:

                     			(i)     any "person," including a "group," as such terms
                            				as defined in Sections 13(d) and 14(d) of the
                            				Securities Exchange Act of 1934, as amended, and
                            				the rules promulgated thereunder (collectively
                            				the "Exchange Act"), other than a trustee or
                            				other fiduciary holding voting securities of

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                            				Employer ("Voting Securities") under any
                            				Employer-sponsored benefit plan, becomes the
                            				beneficial owner, as defined under the Exchange
                            				Act, directly or indirectly, whether by purchase
                            				or acquisition or agreement to act in concert or
                            				otherwise, of 30% or more of the outstanding
                            				Voting Securities;

                     			(ii)    a cash tender or exchange offer is completed for
                             			such amount of Voting Securities which, together
                            				with the Voting Securities then beneficially
                            				owned, directly or indirectly, by the offeror
                            				(and affiliates thereof) constitutes 40% or more
                            				of the outstanding Voting Securities;

                     			(iii)   except in the case of a merger or consolidation
                            				in which (a) Employer is the surviving
                            				corporation and (b) the holders of Voting
                            				Securities immediately prior to such merger or
                            				consolidation beneficially own, directly or
                            				indirectly, more than 50% of the outstanding
                            				Voting Securities immediately after such merger
                            				or consolidation (there being excluded from the
                            				number of Voting Securities held by such
                             			holders, but not from the outstanding Voting
                            				Securities, any Voting Securities received by
                            				affiliates of the other constituent
                            				corporation(s) in the merger or consolidation
                            				in exchange for stock of such other
                            				corporation), Employer's shareholders approve an
                            				agreement to merge, consolidate, liquidate, or
                            				sell all or substantially all of Employer's
                            				assets; or

                     			(iv)    two or more directors are elected to the Board
                            				without having previously been nominated and
                            				approved by the members of the Board incumbent
                            				on the day immediately preceding such election.
                            				For purposes of this Section 7, "affiliate" of
                             			a person or another entity shall mean a person
                             			or other entity that directly or indirectly
                            				controls, is controlled by, or is under common
                            				control with the person or other entity
                            				specified.

		              (e)     No Duty to Mitigate

                     			If Employee is entitled to the compensation and other
                      		benefits provided under Sections 7(a)(ii) or (c)(ii),
                     			Employee shall have no obligation to seek employment
                     			to mitigate damages hereunder.

       	8.      Arbitration.    Whenever a dispute arises between the parties
              		concerning this Agreement or any of the obligations hereunder,
              		or Employee's employment generally, Employer and Employee shall
              		use their best efforts to resolve the dispute by mutual agree-
              		ment. If any dispute cannot be resolved by Employer and
              		Employee, it shall be submitted to arbitration to the exclusion
              		of all other avenues of relief and adjudicated pursuant to the
              		American Arbitration Association's Rules for Employment Dispute
              		Resolution then in effect. The decision of the arbitrator must
              		be in writing and shall be final and binding on the parties, and
              		judgment may be entered on the arbitrator's award in any court
              		having jurisdiction thereof. The arbitrator's authority in
              		granting relief to Employee shall be limited to an award of

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               	compensation, benefits and unreimbursed expenses as described
              		in Sections 3, 4, and 5 above, and to the release of Employee
               	from the provisions of Section 6 and the arbitrator shall have
              		no authority to award other types of damages or relief to
              		Employee, including consequential or punitive damages. The
              		arbitrator Shall also have no authority to award consequential
              		or punitive damages to Employer for violations of this Agreement
              		by Employee. The expenses of the arbitration shall be borne by
              		the losing party to the arbitration and the prevailing party
              		shall be entitled to recover from the losing party all of its
              		own costs and attorneys' fees with respect to the arbitration.
              		Nothing in this Section 8 shall be construed to derogate
              		Employer's rights to seek legal and equitable relief in a court
              		of competent jurisdiction as contemplated by Section 6(h).

	       9.      Non-Waiver.     It is understood and agreed that one party's
              		failure at any time to require the performance by the other
              		party of any of the terms, provisions, covenants or conditions
              		hereof shall in no way affect the first party's right thereafter
              		to enforce the same, nor shall the waiver by either party of the
              		breach of any term, provision, covenant or condition hereof be
              		taken or held to be a waiver of any succeeding breach.

       	10.     Severability.   If any provision of this Agreement conflicts
              		with the law under which this Agreement is to be construed, or
              		if any such provision is held invalid or unenforceable by a
              		court of competent jurisdiction or any arbitrator, such
              		provision shall be deleted from this Agreement and the Agreement
              		shall be construed to give full effect to the remaining
              		provision thereof.

       	11.     Survivability.  Unless otherwise provided herein, upon termina-
              		tion of the Term, the provisions of Sections 6(b), (d) and (e)
              		shall nevertheless remain in full force and effect.

        12.     Governing Law. This Agreement shall be interpreted, construed
              		and governed according to the laws of the Commonwealth of Virginia, without regard to the conflict of law provisions thereof.

       	13.     Construction.   The paragraph headings and captions contained
              		in this Agreement are for convenience only and shall not be
              		construed to define, limit or affect the scope or meaning of
              		the provisions hereof. All references herein to Sections shall
              		be deemed to refer to Sections of this Agreement.

       	14.     Entire Agreement.  This Agreement contains and represents the
              		entire agreement of Employer and Employee and supersedes all
              		prior agreements, representations or understandings, oral or
              		written, express or implied with respect to the subject matter
              		hereof. This Agreement may not be modified or amended in any
              		way unless in a writing signed by each of Employer and Employee.
              		No representation, promise or inducement has been made by either
              		Employer or Employee that is not embodied in this Agreement, and
              		neither Employer nor Employee shall be bound by or liable for
              		any alleged representation, promise or inducement not
              		specifically set forth herein.

       	15.     Assignability.  Neither this Agreement nor any rights or obliga-
              		tions of Employer or Employee hereunder may be assigned by

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               	Employer or Employee without the other party's prior written
              		consent. Subject to the foregoing, this Agreement shall be
              		binding upon and inure to the benefit of Employer and Employee
              		and their heirs, successors and assigns.

       	16.     Notices.  All notices required or permitted hereunder shall be
              		in writing and shall be deemed properly given if delivered
              		personally or sent by certified or registered mail, postage
              		prepaid, return receipt requested, or sent by telegram, telex,
              		telecopy or similar form of telecommunication, and shall be
              		deemed to have been given when received. Any such notice or
              		communication shall be addressed: (a) if to Employer, to Chief
              		Executive Officer, c/o VSE Corporation, 2550 Huntington Avenue,
              		Alexandria, Virginia 22303-1499 or (b) if to Employee, to the
              		last known home address on file with Employer, or to such other
              		address as Employer or Employee shall have furnished to the
              		other in writing.


       	IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, to be effective as of the day and year first above written.


                                                 							VSE CORPORATION
                                                 							a Delaware corporation



Date:   3 June 1999                                     By:  Signature on File
                                                 							     -----------------
                                                 							     D. M. Ervine
                                                 							     Chairman and Chief
                                                             Executive Officer




Date:   3 June 1999                                     By:  Signature on File
                                                 							     -----------------
                                                 							     J. M. Knowlton






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